U.S. Securities and Exchange Commission

                            Washington, D.C. 20549

                                   Form 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                POP N GO, INC.
            (Exact Name of Registrant as specified in its Charter)

                   Delaware                     95-4603172
              (State of incorporation           (I.R.S. Employer
               or organization)            Identification No.)

                           12429 East Putnam Street
                          Whittier, California 90602
            (Address of principal executive offices)   (Zip Code)

      Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each Class      Name of each Exchange on which
           to be so registered      each Class is to be registered

                   N/A                           N/A
           -------------------      ------------------------------

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-88837 (if applicable)

        Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
                               (Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

        Registrant hereby incorporates by reference the "Description of Securities" Section of that certain Form SB-2/A Registration Statement filed under the Securities Act of 1933 with the Securities and Exchange Commission on February 8, 2000.

Item 2.  Exhibits

List below all exhibits filed as a part of the registration statement: NONE.

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Registrant:

POP N GO, INC.

By: /s/ Mel Wyman
        ----------
        Mel Wyman, Chief Executive Officer

Date:  May 17, 2002